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                                                                    Exhibit 23.2


                              BK Associates, Inc.

                              CONSENT OF APPRAISER


We consent to the use of our report dated October 28, 1998 and to the references to our firm in the Morgan Stanley Aircraft Finance Form 10-K to be filed with the Securities and Exchange Commission.

Dated: February 26, 1999


                                        BK ASSOCIATES, INC.

                                        By: /s/ John F. Keitz
                                            ------------------------------------
                                        Name: John F. Keitz
                                        Title: President